LOANS AND BORROWINGS	12 Months Ended
Dec. 31, 2023
Borrowing costs [abstract]
LOANS AND BORROWINGS

14. LOANS AND BORROWINGS

In May 2022, the Company’s US subsidiary amended the credit facility, which originated in 2017, from BOK Financial, which is secured by the US subsidiary’s interests in the Tishomingo Field. The credit facility expires in June 2026 and is intended to fund the drilling of the Caney wells in the Tishomingo Field.

The borrowing base of the credit facility was increased to $40.0 million in May 2023 and the Company has an available borrowing capacity of $10.0 million at December 31, 2023. In October 2023, the credit facility was redetermined at a borrowing base of $40.0 million and the credit facility was amended to allow for distributions from the US subsidiary to KEI under certain conditions. The credit facility is subject to a semi-annual review and redetermination of the borrowing base. The next redetermination will be in the second quarter of 2024. Future commitment amounts will be subject to new reserve evaluations and there is no guarantee that the size and terms of the credit facility will remain the same after the borrowing base redetermination. Any redetermination of the borrowing base is effective immediately and if the borrowing base is reduced, the Company has six months to repay any shortfall.

The credit facility has two primary debt covenants. One covenant requires the US subsidiary to maintain a positive working capital balance which includes any unused excess borrowing capacity and excludes the fair value of commodity contracts, the current portion of long-term debt (the “Current Ratio”). The second covenant ensures the ratio of outstanding debt and long-term liabilities to a trailing twelve month adjusted EBITDA amount (the “Maximum Leverage Ratio”) be no greater than 3 to 1 at any quarter end. Adjusted EBITDA is defined as net income excluding interest expense, depreciation, depletion and amortization expense, and other non-cash and non-recurring charges including severance, share based compensation expense and unrealized gains or losses on commodity contracts.

At December 31, 2023, the Current Ratio of the US Subsidiary was 0.91 to 1.0 and the Maximum Leverage Ratio was 0.68 to 1.0 for the three months ended December 31, 2023. The Company was not in compliance with the Current Ratio covenant at December 31, 2023. The Company received a one-time waiver from BOK Financial for this covenant. The Company was in compliance with both covenants for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

Kolibri Global Energy Inc.

Notes to Consolidated Financial Statements

For the Years Ended December 31, 2023 and 2022

(Audited, expressed in thousands of United States dollars)

The Company was in compliance with both covenants for the three months ended December 31, 2022. At December 31, 2022, the Current Ratio of the US Subsidiary was 1.13 to 1.0 and the Maximum Leverage Ratio was 0.83 to 1.0 for the three months ended December 31, 2022. The Company was in compliance with both covenants for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022.

At December 31, 2023, loans and borrowings of $30.0 million (December 31, 2022: $18.2 million) are presented net of loan acquisition costs of $0.3 million (December 31, 2022: $0.4 million).